UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 21, 2006

HANOVER COMPRESSOR COMPANY
HANOVER COMPRESSION LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-13071 001-31934 (Commission File Number)	76-0625124 75-2344249 (I.R.S. Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of Principal Executive Offices)	77086 (Zip Code)
Registrant’s Telephone Number, including Area Code: (281) 447-8787
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
Executive Compensation
On July 21, 2006, the Board of Directors (the “Board”) of Hanover Compressor Company (the “Company”) approved increases to the base salary of the following named executive officers, each of such increases to be effective as of July 1, 2006. Additionally, the Board approved long term incentive awards to key employees, including Executive Officers. The 2006 Long Term Incentive Awards Program is described below.

		Amount of
Officer	Title	Increase	New Salary
John E. Jackson	CEO	$25,000	$565,000

Brian A. Matusek	Sr. VP US Operations & Global Services	$35,000	$310,000

Norman A. Mckay	Sr. VP Eastern Hemisphere	$35,000	$310,000

Gary M. Wilson	Sr. VP & General Counsel	$15,000	$310,000

Lee E. Beckelman	Sr. VP & CFO	$50,000	$300,000

2006 Long Term Incentive Awards Program
     The 2006 Long Term Incentive Awards Program (the “2006 Awards Program”) was developed primarily to provide long term incentives to management-level employees and align management’s interests with those of the Company’s shareholders. The long term incentive awards (“Awards”) that participants will be entitled to receive pursuant to the 2006 Awards Program consist of the following:
     (i) Time vested restricted stock or stock-settled restricted stock units (“Time Vested Stock Awards”), and
     (ii) either
•	performance vested restricted stock or stock-settled restricted stock units cliff vesting after a three year performance period (“Performance Awards”), or

•	cash awards paid out over a period of 3 years (“Cash Awards”).
     All Executive Officers received a combination of Time Vested Stock Awards and Performance Awards. Cash Awards were granted to non-executive personnel only. All Awards will be issued under the Company’s 2006 Stock Incentive Plan approved by the stockholders in May 2006 (the “Incentive Plan”) or the Company’s 2006 Long Term Cash Incentive Plan (the “Cash Plan”).
     The Cash Plan was adopted by the Management Development and Compensation Committee of the Board (the “Compensation Committee”) on July 20, 2006 and allows for the payment of Cash Awards only. The form of the Company’s Cash Plan is filed herewith as Exhibit 10.1.

     The Time Vested Stock Awards that were granted pursuant to the 2006 Program will vest in one-third increments on each anniversary of their grant, so that 100% of these awards will have vested within three years of July 21, 2006, the original grant date. The Cash Awards that were granted pursuant to the 2006 Awards Program will be paid out in one-third increments on each anniversary of their grant so that 100% of the awards will be paid out within three years of July 21, 2006.
     Recipients of the Performance Awards are eligible to receive shares of Hanover common stock at the end of three years from the original award grant date if the Company meets certain three-year average return on capital employed (“ROCE”) goals as determined by the Compensation Committee of the Board. ROCE is equal to (1) EBIT, divided by (2) short term debt plus, current maturities of long-term debt plus, long-term debt plus, minority interest plus, stockholders’ equity less, cash. The three-year average threshold ROCE goal has been set by the Compensation Committee of the Board at 6%. The intent of the Compensation Committee is to provide incentives for participants to achieve significant improvements in the Company’s operational performance. Upon the occurrence of material non-operational events during the performance period, the Compensation Committee may adjust the incentive formula to exclude such event. If the Company does not meet the threshold ROCE goals, then recipients of these Performance Awards will not be entitled to receive any shares under the Performance Awards. If the Company meets or exceeds the threshold ROCE, participants will be entitled to receive shares equal to a percentage of the target amount of shares payable to each participant based upon the final three-year average ROCE as follows:

Performance Payout
Three-Year Average Return	Based Upon
on Capital Employed (ROCE)	Percentage of Target
6.0%	50%
7.5%	100%
9.5% or more	200%
     If the three-year average ROCE falls within the range set forth in the table above, the percentage of the target Performance Award shares issued to each participant will be pro-rated accordingly.
     Vesting or actual payment of all Awards is contingent upon the participants’ continued employment with the Company, with the exception of the earlier acceleration events described below. In order to be eligible to receive payment upon vesting of the Performance Award, employees must be employed by the Company on July 21, 2009.
     Upon a change of control of the Company or in the event a participant’s employment is terminated due to his or her death or disability:
•	the Incentive Plan provides that all unvested Time Vested Stock Awards shall fully vest and no longer be subject to any restrictions, and all performance awards shall immediately vest in full and all performance criteria applicable to such performance awards shall be deemed met at 100% of target as of the date of such change of control of the Company or death or disability, as the case may be; and

•	the Cash Plan provides that all unvested Cash Awards shall immediately become payable in a lump sum cash payment (subject to applicable tax withholding).
     The form of Award Notice for the Time Vested Awards, the Performance Awards and the Cash Awards are filed herewith as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 are incorporated herein by reference.
Director Compensation
On July 21, 2006, the Company’s Board of Directors approved certain increases in Non-Employee Director compensation. The increases were effective immediately.
The attached exhibit 10.8 sets forth the compensation for Non-Employee Directors.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

10.1*	2006 Long Term Cash Incentive Plan

10.2*	Form of Award Notice Time Vested Restricted Stock

10.3*	Form of Award Notice Time Vested Restricted Stock Units (stock settled)

10.4*	Form of Award Notice Performance Vested Restricted Stock

10.5*	Form of Award Notice Performance Vested Restricted Stock Units (stock settled)

10.6*	Form of Award Notice Cash Incentive Plan

10.7	2006 Stock Incentive Plan incorporated by reference to the Company’s Definitive Proxy Statement filed March 24, 2006

10.8*	Schedule of Compensation for Non-Employee Directors
* Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY HANOVER COMPRESSION LIMITED PARTNERSHIP
Date: July 27, 2006	By:	/s/ Gary M. Wilson
		Name:	Gary M. Wilson
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2006 Long Term Cash Incentive Plan

10.2*	Form of Award Notice Time Vested Restricted Stock

10.3*	Form of Award Notice Time Vested Restricted Stock Units (stock settled)

10.4*	Form of Award Notice Performance Vested Restricted Stock

10.5*	Form of Award Notice Performance Vested Restricted Stock Units (stock settled)

10.6*	Form of Award Notice Cash Incentive Plan

10.7	2006 Stock Incentive Plan incorporated by reference to the Company’s Definitive Proxy Statement filed March 24, 2006

10.8*	Schedule of Compensation for Non-Employee Directors
*Filed herewith